The Simple Life

2005 Annual Meeting of Stockholders

J. Wayne Leonard
Chief Executive Officer
May 13, 2005

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory proceedings, including those related to Entergy's System Agreement and Entergy's utility supply plan, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factors at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, the ability to extend or replace the existing purchased power agreements for those facilities, including the Non-Utility Nuclear plants, the ability to meet credit support requirements, and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, and changes in the rating agencies' ratings criteria, changes in inflation, interest rates, and foreign currency exchange rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the establishment of a regional transmission organization that includes Entergy's utility service territory, and the application of market power criteria by the FERC, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly in the northeastern United States, uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal, resolution of pending or future applications for license extensions or modifications of nuclear generating facilities, changes in law resulting from proposed energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather and the occurrence of hurricanes and other storms and disasters, advances in technology, the potential effects of threatened or actual terrorism and war, the effects of Entergy's strategies to reduce current tax payments, the effects of litigation and government investigations, changes in accounting standards, corporate governance, and securities law requirements, and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures of operational earnings, operating cash flow, free cash flow, adjusted non-fuel O&M, and net debt to net capital, when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. Reconciliations can be found on slides 39-41. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Entergy's Business Model



Supply/Demand
Environment
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislation/Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Focus
Business Strategy
Create Options
Capital Stewardship
Portfolio Management
Operational Excellence
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Conservation of Risk
Produce Products/ Services
Achieve Productivity
Manage Relationships
Competitor / Industry Standards
Driven by:
Markets
Skills
Scale
Scope
Positions

Strategic Principles Are the Cornerstones of Our Business Model


Business Strategy
POV
Strategic Focus
Capital Stewardship
Conservation of Risk
Financial Strategy
Balance Sheet Optimization
Financial Flexibility
Corporate Wealth Creation
Corporate Wealth Distribution

Business Strategy Is Grounded in Four Key Concepts

BUSINESS STRATEGY


POV
Strategic Focus
Capital Stewardship
Conservation of Risk

POV - Driven	Develop robust POV; use it to drive all decisions
Narrow Strategic Focus	Only enter (or stay invested in) businesses where we have scale, skill, scope or positions to succeed relative to competitors; partner if necessary to fill gaps
Disciplined Capital Stewards	Invest at positive spreads to cost of capital; divest at positive spreads to the hold case
Conservation of Risk	Identify every risk; price, mitigate and monitor the ones we take

Simple But Timeless Principles Guided Our Past Actions

Dynamic POV Drove Decisive Action


Divestitures
98-04
FPL Merger Termination
98
99
00
01
02
03
04
05
London Electricity
Security
Hyperion
DeSoto
Latin America Projects
Spain Sites
EKLP Trading & Pipeline
EISI
Citi-Power
Edesur
Freestone
Saltend
Turbines
Damhead Creek
Fossil Wholesale Assets
Results
Bad
OK
Good

Including Divesting to Extract Maximum Value

50% Owner

1 Entergy-Koch Trading

ENTERGY-KOCH TRADING

Sold to

Merrill Lynch

Closed 11/1/04
Undisclosed price

2 Gulf South Pipeline

GULF SOUTH® PIPELINE

Sold to

TEXAS GAS TRANSMISSION, LLC

- a subsidiary of Loews Corp

Closed 12/29/04
$1.136B price

Other Sales in 2004

3 335 MW of non-nuclear wholesale assets

Asset Sales MW		
100% Interest:		
Peaker	Crete	160
Partial Interest:		
Peaker	Warren	75
CCGT	Harrison	50
Coal	Nelson	50
Total		**335**

Closed 1/04 and 11/04
Undisclosed prices

Sales monetized value created in businesses; received nearly $0.9B of more than $1B total proceeds

Sales further reduce merchant exposure

Strategic POV - Exit

Example #1 — ***TRADING BUSINESS STRATEGY***

POV:	Strategic Focus:	Capital Stewardship:
Natural owners: Big banks Global market Complex fuel price interrelationships More risk, less margin	Sideline business without deregulation	Pipeline supported credit Increasing sales prices paid for pipelines

Conservation of Risk:

Risk / return trade-off ?

Example #2 — ***PIPELINE BUSINESS STRATEGY***

POV:	Strategic Focus:	Capital Stewardship:
Natural owners: Master limited partnerships (financing advantages) Pipeline consolidators	No scale	EBITDA multiple for comparable transactions increased from 7.7 to 9.3 in the two years leading to the sale decision

Conservation of Risk:

Location of LNG terminals; Potential bypass; FERC earnings review

Strategic POV - Grow

Example #3

NUCLEAR BUSINESS STRATEGY

POV:	Strategic Focus:	Capital Stewardship:
Scale advantage Poor operators in industry Talent pool shrinking NRC pressures Environmental benefits of "zero emissions"	"What we do" Operate all technologies Turn-around capability Bench strength Culture	Acquired ~4,000 MW at $240/KW

Conservation of Risk:

Hedged at purchase with unit-contingent PPAs; Fleet diversity

Example #4

SUPPLY PLAN BUSINESS STRATEGY

POV:	Strategic Focus:	Capital Stewardship:
High gas prices / low heat rate technology Bid-ask spread in long-term PPAs Credit risk in PPAs State regulatory preference for purchase	"What we do" Operate ~80 fossil units	Planned acquisition of Perryville at $226/KW Bid-ask spread (stay short until…)

Conservation of Risk:

Credit risk increasing for PPAs; purchase conditioned on regulatory approvals

Protecting Wealth

FINANCIAL STRATEGY

Balance Sheet Optimization	Financial Flexibility

Balance Sheet Optimization	Align leverage (including debt, guarantees and contractual obligations) with business risk profile
Financial Flexibility	Ensure cash is available to maintain liquidity/pursue growth

Balance Sheet Optimization

Capital Structure
1Q98 vs. 1Q05; %



Equity
Debt 60
1Q98
Equity
Debt 50
1Q05

3/31/05 – EGSI ratings upgraded

Cash Flow Interest Coverage
97-04; times



CAGR 13%
8
6
4
2
0
97
98
99
00
01
02
03
04

04 and 05 S&P
Raised ratings* of ETR operating subsidiaries; Raised EGSI secured and unsecured ratings

		04	05
EAI	BBB+ ➡	A-	
EGSI	BBB- ➡	BBB ➡	BBB+
ELI	BBB+ ➡	A-	
EMI	BBB+ ➡	A-	
ENOI	BBB ➡	A-	
SERI	BBB- ➡	BBB	

04 Moody's
Raised ratings of 2 operating subsidiaries

EAI	Baa2 ➡	Baa1
ELI	Baa2 ➡	Baa1
ENOI	Neg ➡	Stable

Issued Baa3 issuer rating for Entergy Parent

Senior secured first mortgage bond ratings. Also, all ETR operating subsidiaries' ratings shown are senior secured ratings.

Cash Enabled Entergy to Act

Cash Generation and Investment
99-04; $B

Investing Capex	
Utility	2.1
Nuclear	1.6
EK/Other	1.2
Total	4.9



Cash Flow from
Operating Activities
$12.7B
11.9
Beg.
Cash
$1.2B
Dividends
(2.1)
Maintenance
Capex*
(4.7)
5.1
99-04
= $0.9B / year
1.5
(0.8)
(1.3)
Investing
Capex
(4.9)
Debt reduction
Net share
repurchases
0.8
Operating Cash Flow
Maintenance Capex* and Dividends
Free Cash Flow
Proceeds from Sales
Investments
Ending Cash

*Assumes maintenance capital expenditures = depreciation and amortization

Business + Financial Strategy = Wealth Creation

CORPORATE WEALTH CREATION

Manage business for purpose of increasing the power to distribute cash to owners

Wealth Creation:
Growing Earnings in a "Mature" Industry



Operational Earnings
99-04 and 05 Guidance; $/share
CAGR 13-14%
Weather Impact $0.32
2.17
3.12
3.23
3.81
4.25
Entergy-Koch, LP
Sold EK
3.80
4.60-4.85
99
00
01
02
03
04
05 Guidance

	99	00	01	02	03	04	05 Guidance
As-Reported	2.25	2.97	3.23	2.64	4.01	3.93	4.60-4.85

Wealth Creation:
Share Price Grows with Earnings / Cash Flows

Entergy Share Price
1/1/98-5/11/05; $/share



$73.30/share
Apr 05
CAGR
13%
80
60
40
20
0
$16.69/share
Mar 00
1/98
1/99
1/00
1/01
1/02
1/03
1/04
1/05

Source: Bloomberg

Wealth Creation:
Market Cap Grows with Share Price

Market Capitalization
1/1/98-3/31/05; $B



20
16
12
8
4
0
103%
$15.0B
Mar 05
$4.2B
Mar 00
1/98 1/99 1/00 1/01 1/02 1/03 1/04 2/05

Entergy Shares Outstanding
1/1/98-3/31/05; M



250
240
230
220
210
200
190
1
13%
2
1/98 1/99 1/00 1/01 1/02 1/03 1/04 2/05

1. 7/30/99 – ETR announced $0.75B share repurchase program
2. 8/2/04 – ETR announced $1.5B share repurchase program

Source: Bloomberg

Wealth Creation + Owner Focus = Wealth Distribution

CORPORATE WEALTH DISTRIBUTION

Use combination of dividends and share repurchases to return cash to owners

Distributing Wealth to Owners



Dividends Paid and Net Common Share Repurchases
99-04; $B
99-04
= $3.4B
1.3*
0.8
0.5
0.3
0.3
0.2
Net Share Repurchases
Dividends
99
00
01
02
03
04
Announced $0.75B share repurchase program
29% Dividend increase
Announced $1.5B share repurchase program and 20% dividend increase

* Includes purchases to offset dilution from stock options

Total Shareholder Return

Total Shareholder Return
Five years ending 9/30/03 and 9/30/04; %



EEI Index Award for Top TSR
Back to Back
EEI Index Award for Top TSR
9/30/98 through 9/30/03
9/30/99 through 9/30/04
150
100
50
0
-50
111%
Entergy
S&P 500
S&P Electrics
9/98
9/99
9/00
9/01
9/02
9/03
150
100
50
0
-50
149%
Entergy
S&P Electrics
S&P 500
9/99
9/00
9/01
9/02
9/03
9/04

Source: Bloomberg

The Same 'Timeless' Principles Will Determine Our Future

Initiatives Have Been Identified for 2005

Operational and As-Reported Guidance
05; $/share



$4.60 - $4.85
$1.32 - $1.41
$3.30 - $3.45
($0.02) - ($0.01)
05 Guidance

Assumed to be in Lower End of Range

Key Drivers	Variables: + Positive	Variables: - Negative
Entergy Nuclear Contract pricing Uprates Productivity improvements Accretion	5% open position pricing Cost performance Share repurchase acceleration 1Q05 earnings	Final actuarial assumptions for benefit plans
Utility/ Parent/Other Sales growth Rate actions Interest savings Higher O&M Accretion	Enhanced earnings from incentives Cost performance Share repurchase acceleration	EGS-TX rate relief delay Final actuarial assumptions for benefit plans 1Q05 earnings
	Our Assignment	Known
Energy Commodity Services Sustain 04 performance level	Improved performance 1Q05 earnings	

Strategic Opportunities Have Been Identified for the Future

Financial Aspirations

Aspirations	
EPS Growth	Near-term: 8-10% Long-term: 5-6%
Returns	9% ROIC
Credit Metrics	< 50% net debt to net capital
Credit Rating	Continuous improvement in ratings and business profile position
Dividends	Targeting top - quartile dividend growth

Future Strategic Opportunities

Opportunities	
Utility	Recover ongoing investments in rate base to improve reliability and service Earn incentives under performance-based rates and/or incentive regulation Acquire generating capacity through supply plan
Nuclear	Execute new operating agreements in U.S. and evaluate other markets Acquire additional U.S. plants Increase capacity through uprates Sell output under comprehensive hedging plan to achieve more favorable prices Transform asset portfolio into a business (i.e., add other generation types or short position)
Other	Harvest value of remaining non-nuclear wholesale assets Achieve A&G and other productivity improvements Evaluate M&A opportunities Evaluate capital deployment opportunities (investments, repurchases, dividends)

1) Grow Rate Base to Improve Reliability and Service

Reduces Regulatory Risk

Utility Rate Base
99 vs. 04; $B

Strategic Focus



13%
10.6
12.0
99
04

Examples of Growth Capital Expenditures

- Perryville plant acquisition
  (acquisition approved by LPSC in 5-0 vote in Apr 05)
- Attala plant acquisition announced 3/17/05
  (application to be filed with MPSC)
- Additional supply plan acquisitions
- ANO steam generators and vessel head replacement (declaratory order received in 03)
- Transmission improvements
- Nuclear uprates and license extension applications
- Other projects to support service levels

2005-2007 $1.1B Planned Utility Growth Capital Expenditures

Capital Stewardship

2) Increase ROE Through Incentives

Regulatory Mechanisms

04; % of rate base



Capital Stewardship
FRP*
In Place
Periodic
Rate
Case
EGS-LA
FRP
Pending
3/23/05 –
Approved

Basic Regulatory Objective

An environment that allows routine, timely and full recovery of capital investments in a manner that benefits both customers and investors

Electric Formula Rate Plans

Strategic Focus

Jurisdiction	ROE	Incentives
Entergy Gulf States – LA	10.65% ROE and 75 bp bandwidth	+/- 60/40 customer/ company sharing outside band; capacity provisions
Entergy Louisiana *(settlement filed 3/28/05)*	10.25% ROE and 80 bp bandwidth	+/- 60/40 customer/ company sharing outside band; capacity provisions
Entergy Mississippi	10.50% ROE and 140 bp bandwidth	+/- 50% sharing outside band; price, reliability and satisfaction incentives
Entergy New Orleans	11.25% ROE with 100 bp bandwidth & incentives up to 13.25%	Sharing fuel and purchased power savings up to 13.25% ROE

** Includes System Energy Resources real-time recovery mechanism*

3) Acquire Generating Resources through Supply Plan

New Generation by Region
MW

that reduce prices to customers



Strategic Focus
North Arkansas's Profile
Operational 204
Active Construction 0
Mothballed 500
Suspended Construction 548
Total Merchant 1,252
Dell Power Station
Southaven
Southaven GT
Little Rock
Hot Springs
Hot Springs County
Pine Bluff
Batesville Expansion
Crossroads
3/17/05 – Acquisition Announced
Union (El Dorado)
Perryville
Attala Energy
Sterlington Project - Koch Power
Ouachita Power LLC
Hinds Energy Facility
4/20/05 – LPSC Approved Acquisition
WOTAB's Profile
Operational 2,689
Active Construction 363
Mothballed 0
Suspended Construction 0
Total Merchant 3,052
Central Profile
Operational 10,291
Active Construction 643
Mothballed 732
Suspended Construction 1,683
Total Merchant 13,349
Evangeline Project
Holmesville
RS Cogen
Big Cajun 1 Expansion
Exxon - Baton Rouge
Acadia Power
Bayou Cove
Calcasieu
Port Arthur
Carville
Shell Geismar
Occidental
Sabine River Works
Sabine - Bayou Cogen
Amite South's Profile
Operational 530
Active Construction 0
Mothballed 0
Suspended Construction 565
Total Merchant 1,095
Merchants
Color By Prime Mover Group
CC
GT
ST

- ▲ Mothballed
- ● Operational
- ★ Active Construction
- ■ Suspended Construction

Attala: 480 MW at $231/KW
- Closing expected by late 05/early 06

Generation Statistics

POV

Merchant Capacity	~19GW

Entergy Short Position	~3-5GW
Entergy Units > 35yrs old	~6GW
Total	~9-11GW

Reduces Operating & Regulatory Risk

Regional profiles exclude 1) Perryville 2) ETR affiliate plants and 3) plants of other utilities to serve native load

4) Aggressively Pursue Solutions for Entergy Gulf States – Texas

Texas Bill Provisions

Remain regulated until PUCT certifies power region

Clarifies rate freeze; can file base rate case June 30, 2007, with new base rates effective no earlier than June 30, 2008

Can recover through separate riders:

(1) Reasonable and necessary transition costs over a period not to exceed 15 years

(2) Incremental capacity payments up to 5% of annual base rate revenues (~$25M)

May proceed with and complete jurisdictional separation

Must file transition plans on Jan. 1, 2006, Jan. 1, 2007, and annually thereafter until ROA

Reduces Regulatory Risk

4/21/05 – Passed Texas House of Representatives on 144-0 vote

Projected Timeline 05-07

- 05 — 06 — 07

Feb 24
House and Senate Bills introduced

May 30
Legislative session ends in Texas

July
PUCT will take up rate freeze if no legislative solution

3rd Quarter
EGS-TX will file for recovery through riders if law passes

Jan 06
EGS-TX will make ROA filing if law passes

Mid-Year
Rate relief for EGS-TX targeted

End 06 / Early 07
Potential EGS business separation (if no interventions)

Business separation approval in Louisiana; SEC, NRC and FERC approval requests to follow Louisiana business separation process; Texas requirements to be evaluated

4a) And Contingency Plan if Legislative and Regulatory Solutions Stall

Alternatives to Legislative or Regulatory Solutions

1. Filed appeal of rate case dismissal in Travis County District Court

- *No prescribed timeline*
- *Past experience indicates at least six months*

Conservation of Risk

2. Begin proceeding in Louisiana to separate Entergy Gulf States into a Texas company and a Louisiana company

- *Provides flexibility to evaluate Texas options, including moving to an RTO*
- *Tailored resource planning decisions can be made for the Texas and Louisiana jurisdictions*

Capital Stewardship

5) Resolve Market Power Proceeding

Conservation of Risk

FERC Market Power Screens	ETR Filed Analyses
Uncommitted pivotal supplier screen *Can rival generation serve wholesale load?*	<u>Pass</u> in all markets
Uncommitted market share analysis *Does utility have dominant position (20% of uncommitted capacity)?*	Fail in the Entergy control area market
Delivered Price Test *Can rival generators compete for wholesale load?*	<u>Pass</u> if native load properly considered

POV

Possible Remedies / Implications to Negative Finding

Loss of market-based rate authority; not expected to have material impact on financial results

Potential impediments to capacity purchases or mergers and acquisitions

Divest “native load” capacity to pass tests



Potential establishment of ICT / RTO / ISO

DC Circuit Court

6) Achieve Approval of Transmission Proposal

Conservation of Risk

Generation → **Transmission** → **Distribution** → **Customers**

- Generation: Merchants; QFs; Load serving entities; Import capability
- Transmission: Independent Coordinator of Transmission
- Distribution: Load serving entities

Key Functions:

- Administer OASIS
- Calculate available flowgate capacity
- Grant or deny service

Also:

- Oversee Entergy's transmission planning process
- Facilitate regional planning process

3/22/05 – FERC accepts proposal to establish ICT

ICT Proposal Benefits

- Furthers FERC's goals of transmission independence
- Addresses retail regulators' concerns on customer rates and transfer of control
- Contains efficient pricing structure for expansion of transmission grid

Capital Stewardship

"...the ICT Proposal is a "positive development" towards a more independent transmission system."

FERC Press Release – 3/22/05

7) Effectively Manage Nuclear Portfolio

Unsold Energy at 3/05
Remainder of 05E-09E; %

2/23/05 – NYPA selects Entergy in long-term RFP that requested contracts starting as early as 08


5
10
28
56
86
Rem. 05E
06E
07E
08E
09E

Energy Prices at 3/05
Remainder of 05E-09E; Average $/MWh


Market ATC Firm LD
ETR Contracts
70
50
30
Rem. 05E
06E
07E
08E
09E

Sensitivity to $9/MWh or $1/MMBtu Price Change*
$/share


Conservation of Risk
% Unsold
5
-0.04
0.04
10
-0.08
0.08
20
-0.17
0.17

*Assumes market conversion based upon a 9,000 heat rate and approximately 230 million shares outstanding

8) Expand Capacity, Reduce Costs at Entergy Nuclear

Strategic Focus

Planned Uprates
04-06E; MW



4,200
VY 45
VY 50
IP3 47
4,058
3/24/05 – Nuclear Regulatory Commission approves uprate
04
05E
06E

Entergy Nuclear Non-Fuel O&M
02-05E; $M



800
700
600
500
Adjusted*
As-Reported
02
03
04
05E

**02 adjusted for full year of Vermont Yankee and RFO amortization; 03 excludes voluntary severance program*

9) Grow Nuclear Business through Acquisitions and Contracts

Strategic Focus

Capital Stewardship

U.S. Nuclear Market



EN-NE
EN - South

- Small Scale Plants
- ETR Owned Plants
- ETR Contracts
- × 01-03 Rolling Average Capacity Factors < 90%

Potential Market

Attributes	Target vs. ETR	Opportunity
Single owner / small scale *(32)*	1-2 units vs. 11	Duane Arnold 1st to come on market since 03
Production cost above $20/MWh *(9)*	$22 vs. $15-20 per MWh for 01-03	Every $1/MWh savings = $8M for 1,000 MW
Low capacity factor / event issues *(22)*	87% vs. 93% for 01-03	Every 1% = $3-4M for 1,000 MW at $30-40/MWh price
Declining / low performance scores *(12)*	3rd, 4th Quartile vs. 1st, 2nd Quartile WANO Index in 03	Improves sustainability of productivity improvements
Evaluate other markets *(3-5)*		Services contracts

( ) number of units meeting criteria (units may be in multiple categories)

Cooper Success – More Reliable / Less Risk

Strategic Focus



Cooper
764 MW

WANO Index Factors

- Operational performance
- Safety systems
- Radiological
- Chemistry
- Fuel

WANO Index
03-04; Index


31%
68
89
03
04

04 Year in Review

- 93% capability factor
- Record run of 321 days
- Confirmatory Action Letter Closure
- 31% improvement in WANO Index
- NPPD Board approval for life extension

"We inspected you often and thoroughly and you passed the test …"
– Bruce Mallett, NRC regional administrator upon closing CAL (1/5/05)

10) Pursue Additional Opportunities?

Wealth Creation?

Includes:

- Transform nuclear asset portfolio into a business (i.e., add other generation types or short position)
- Evaluate M&A opportunities
- Evaluate capital deployment opportunities (investments, repurchases, dividends)

? Strategic Focus
? POV
? Capital Stewardship
? Conservation of Risk

Aspiring to Maintain Flexibility

FINANCIAL STRATEGY

Balance Sheet Optimization		Financial Flexibility	
Aspiration	< 50% net debt to net capital	Aspiration	Continuous improvement in ratings and business profile
Status	Currently at 48% net debt to net capital Debt to capital at 50% Also monitoring total debt/total capital to remain within rating agency ranges	Status	Recent upgrades from S&P and Moody's; improved business profile scores by S&P Newly issued investment grade Issuer Rating for Entergy Corporation by Moody's

Aspiring to Distribute Wealth to Owners

CORPORATE WEALTH DISTRIBUTION

Dividends		Share Repurchases	
Aspiration	Targeting top quartile annual dividend growth (~5%)	Aspiration	Invest at positive spread to cost of capital
Status	20% increase announced 10/04 Second stepwise increase in two years (29% increase announced 7/03)	Status	$1.5B share repurchase program announced 8/04 Projected headroom after completion of current program depending upon investment opportunity set

The Simple Life

2005 Annual Meeting of Stockholders

J. Wayne Leonard
Chief Executive Officer
May 13, 2005

Entergy

Appendix

Appendix: Reg G Reconciliations

Table 1: Cash Generation and Investment - Reconciliation of GAAP to Non-GAAP Measures 1999-2004

($ in billions)

		1999-2004
Beginning cash, January 1, 1999	(a)	1.2
Cash flow provided by operating activities	(b)	12.7
Less:		
Net nuclear fuel purchases		(0.3)
Decommissioning trust contributions		(0.5)
Subtotal	(c)	(0.8)
Operating cash flow	(d)=(b)+(c)	11.9
Maintenance capital expenditures (assumed to be equal to depreciation and amortization)		(4.7)
Preferred and common dividends		(2.1)
Subtotal	(e)	(6.8)
Free cash flow	(f)=(d)+(e)	5.1
Proceeds from sales		1.5
Investing capital expenditures		(4.9)
Share repurchases		(1.3)
Debt reduction		(0.8)
Subtotal	(g)	(5.5)
Ending cash, December 31, 2004	(a)+(f)+(g)	0.8

Appendix: Reg G Reconciliations

Table 2: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures
1999-2005E
($ per share)

		1999	2000	2001	2002	2003	2004	2005E
As-Reported Earnings	(a)	2.25	2.97	3.23	2.64	4.01	3.93	4.60-4.85
Less Special Items								
Utility, Parent & Other								
Regulatory and reserve adjustments		(0.27)	(0.09)	-	-	-	-	-
Change in unbilled revenue estimate		0.13	-	-	-	-	-	-
Depreciation adjustment		0.04	-	-	-	-	-	-
SERI refund adjustments		(0.08)	-	-	-	-	-	-
Write-down of Latin American assets		-	(0.12)	-	-	-	-	-
Write-down of MyHomeKey investment		-	-	(0.03)	-	-	-	-
Merger expenses		-	-	(0.06)	-	-	-	-
River Bend loss provision		-	-	-	-	(0.30)	-	-
SFAS 143 implementation		-	-	-	-	(0.09)	-	-
Voluntary severance plan		-	-	-	-	(0.30)	-	-
Tax benefits - Entergy-Koch investment		-	-	-	-	-	0.07	-
Total Utility, Parent & Other		(0.18)	(0.21)	(0.09)	-	(0.69)	0.07	-
Competitive Businesses								
Entergy Nuclear								
SFAS 143 implementation		-	-	-	-	0.67	-	-
Voluntary severance plan		-	-	-	-	(0.22)	-	-
Subtotal		-	-	-	-	0.45	-	-
Energy Commodity Services								
Gain (loss) on disposition of assets		0.27	0.06	0.01	0.23	-	-	-
Asset and contract impairments		-	-	-	(0.62)	-	(0.15)	-
Turbine commitment		-	-	-	(0.52)	-	-	-
Development costs		-	-	-	(0.09)	-	-	-
Restructuring costs		-	-	(0.02)	(0.17)	-	-	-
Damhead Creek mark to market gas contract		-	-	0.10	-	-	-	-
Write-off of start-up costs per new acct standard		(0.01)	-	-	-	-	-	-
Earnings from Entergy-Koch Trading		-	-	-	-	-	(0.35)	-
Earnings from Gulf South Pipeline		-	-	-	-	-	0.13	-
Tax benefits on restructuring							0.41	
Reduction in asset sale reserves		-	-	-	-	-	0.02	-
Subtotal		0.26	0.06	0.09	(1.17)	-	0.06	-
Total Competitive Businesses		0.26	0.06	0.09	(1.17)	0.45	0.06	-
Total Special Items	(b)	0.08	(0.15)	-	(1.17)	(0.24)	0.13	-
Operational Earnings	(a)-(b)	2.17	3.12	3.23	3.81	4.25	3.80	4.60-4.85

Appendix: Reg G Reconciliations

Table 3: Entergy Nuclear Non-Fuel O&M - Reconciliation of GAAP to Non-GAAP Measures
2002-2005E
($ in millions)

		2002	2003	2004	2005E
Entergy Nuclear As-Reported Non-Fuel O&M	(a)	643	780	695	675
Adjustments					
Full year Vermont Yankee and refueling amortization		112	-	-	-
Voluntary severance plan		-	(80)	-	-
Total Adjustments	(b)	112	(80)	-	-
Entergy Nuclear Non-Fuel O&M with adjustments	(a)+(b)	755	700	695	675

Table 4: Credit Metrics - Reconciliation of GAAP to Non-GAAP Measures
March 31, 2005
($ in millions)

		1Q05
Gross debt	(a)	8,260
Less cash and cash equivalents	(b)	479
Net debt	(c)	7,781
Total capitalization	(d)	16,640
Less cash and cash equivalents	(b)	479
Net capital	(e)	16,161
(%)		
Debt to capital ratio	(a)/(d)	50
Net debt to net capital ratio	(c)/(e)	48